Lock-Up Agreement

___________ __, 2012

ICM Capital Markets Ltd.

888 Seventh Avenue, 17th Floor

New York, NY 10019

Ladies and Gentlemen:

The undersigned understands that ICM Capital Markets Ltd. (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Sunity Online Entertainment Limited, a Cayman Islands exempted limited liability company (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters named in the Underwriting Agreement of up to [●] American Depositary Shares (“ADSs”) representing [●] ordinary shares (“Securities”), par value $0.00249 per share, of the Company.

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date hereof and ending six months after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any ADSs or capital stock of the Company including ordinary shares (“Ordinary Shares”) or any securities convertible into or exercisable or exchangeable for such ADSs or capital stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such ADSs or capital stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company capital stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, the undersigned may transfer Ordinary Shares held by the undersigned without the prior consent of the Representative in connection with (a) transactions relating to Ordinary Shares or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares or other securities acquired in such open market transactions, (b) transfers of Shares or any security convertible into Ordinary Shares as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that in the case of any transfer or distribution pursuant to clause (b), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter agreement and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Ordinary Shares (or ADSs representing the same), shall be required or shall be voluntarily made during the Lock-up Period, (c) transfer of Ordinary Shares to a charity or educational institution, or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Ordinary Shares to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, if, in any such case, such transfer is not for value. In addition, the undersigned agrees that during the Lock-Up Period, without the prior written consent of the Representative, it will not make any demand for or exercise any right with respect to the registration of any ADSs or Ordinary Shares or any security convertible into or exercisable or exchangeable for such ADSs or Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent(s) and/or registrar against the transfer of the undersigned’s securities or Ordinary Shares except in compliance with this Agreement.

If (i) the Company issues an earnings release or material news, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, unless the Representative waives such extension.

No provision in this agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire Ordinary Shares, or securities exchangeable or exercisable for or convertible into Ordinary Shares, provided that the undersigned does not transfer the Ordinary Shares acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this letter agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares within the Lock-Up Period).

The undersigned understands that the Company and the Representative are relying upon this letter agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by the Company, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the ADSs and Ordinary Shares to be sold thereunder this agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

Very truly yours,

(Name):

(Address)